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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                           Date of Report: May 9, 2005


                               Simtek Corporation
               (Exact Name of Registrant as Specified in Charter)


          Colorado                     0-19027                    84-1057605
(State or other jurisdiction         (Commission                 (IRS Employer
     of incorporation)              File Number)               Identification #)



              4250 Buckingham Dr. #100, Colorado Springs, CO 80907
                     (Address of Principal Executive Office)


                                 (719) 531-9444
              (Registrant's telephone number, including area code)



[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))








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Item 1.01   Entry into a Material Definitive Agreement.

     On May 12, 2005, Simtek Corporation (the "Company") filed a request with the Securities and Exchange Commission (the "Commission") seeking confidential treatment of certain information which the Company had redacted from Exhibit
99.2 to the Company's Current Report on Form 8-K filed with the Commission on May 12, 2005 (the "Original Filing"). The Company has withdrawn its request with the Commission for confidential treatment of the information redacted in the Original Filing. This amendment is filed to include Exhibit 99.2 to the Original Filing without any redacted information.


Item 9.01  Financial Statements and Exhibits.

     (d)  Exhibits.

          Exhibit Number    Description
          --------------    -----------

               99.2 Separation Agreement, dated May 9, 2005, by and between the Company and Douglas Mitchell.





























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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      SIMTEK CORPORATION


                                      By: /s/Brian Alleman
                                          --------------------------------------
                                          Brian Alleman, Chief Financial Officer

December 9, 2005




































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                                  EXHIBIT INDEX



Exhibit Number        Description
--------------        -----------

     99.2 Separation Agreement, dated May 9, 2005, by and between the Company and Douglas Mitchell.










































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